UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                  FORM 8-K
                           _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-28887



                        Date of Report: April 1, 2005



                            GREENWORKS CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                                         22-3328734
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 (State of other jurisdiction of                    (IRS Employer
  incorporation or organization                      Identification No.)


 111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey       07856
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(Address of principal executive offices)                       (Zip Code)


                               (973) 398-8183
             -------------------------------------------------
            (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition of Assets
Item 2.03	Creation of a Direct Financial Obligation
Item 5.02       Appointment of Principal Officers

Transaction #1:  GreenWorks - GreenShift

On April 1, 2005 GreenWorks entered into a Share Purchase and Sale Agreement with GreenShift Corporation and its sole shareholder, Viridis Capital, L.L.C. Kevin Kreisler, the sole member of Viridis Capital, is the Chief Executive Officer of GreenWorks. Prior to completion of the transactions described in this Report, GreenShift Corporation owned 1,140,678 shares of GreenWorks common stock, representing 25% of the outstanding shares.

Pursuant to the Share Purchase and Sale Agreement, GreenShift transferred to GreenWorks on April 1, 2005 equity securities representing 55% of the fully-diluted common stock of Veridium Corporation (OTCBB: VRDM). Kevin Kreisler is the Chairman of Veridium Corporation, which is engaged in the business of recycling industrial waste. The specific securities transferred by GreenShift to GreenWorks were:

	a.  7,106,382 shares of Veridium common stock;
	b.  627,122 shares of Veridium Series A Preferred Stock;
	c.  966,968 shares of Veridium Series B Preferred Stock;
	d.  750,000 shares of Veridium Series C Preferred Stock;
	e. an option to purchase 187,500 shares of Veridium Series B Preferred Stock at $4.00 per share; and
	f. an option to purchase 375,000 shares of Veridium Series C Preferred Stock at $4.00 per share.

In exchange for the Veridium securities, GreenWorks delivered the following to GreenShift Corporation:

        a.  46,300,000 shares of GreenWorks common stock;
        b. an assumption of GreenShift's obligation to Cornell Capital Partners, L.P. under a 5% Secured Convertible Debenture in the principal amount of $2,000,000 dated December 22, 2004.

The 5% Secured Convertible Debenture, as assigned, requires GreenWorks to pay $2,000,000 plus interest to Cornell Capital Partners on December 22, 2006. GreenWorks will have the option to pay the debt in cash or common stock. Prior to that date, Cornell Capital Partners has the option to convert the principal and accrued interest into GreenWorks common stock. The conversion rate, whether on conversion by Cornell Capital Partners or if issued by GreenWorks in satisfaction of the debt, will be 80% of the lowest closing bid price during the five days preceding conversion.

Transaction #2:  GreenWorks - Acutus Capital, L.L.C.

On April 1, 2005 GreenWorks and its wholly-owned subsidiary, GreenWorks Engineering Corporation, entered into an Option Agreement dated March 31, 2005 with Acutus Capital, L.L.C. Acutus Capital is the owner of 1,140,769 shares of GreenWorks common stock, representing 25% of the outstanding common stock prior to the transactions described in this report.

The Option Agreement affords Acutus the right to exchange its GreenWorks common stock for 1,000,000 shares of GreenWorks Engineering Corporation, representing 40% of the equity in GreenWorks Engineering Corporation. The Option Agreement further provides that, in the event of the death or incapacity of Kevin Kreisler, Acutus will have the right to either (a) exchange its GreenWorks common shares for 1,575,000 shares of GreenWorks Engineering Corporation, representing 51% of the outstanding shares, or
(b) receive additional shares of GreenWorks common stock so that Acutus would own 4.99% of the outstanding GreenWorks common stock. The Options expire on March 31, 2015.

The Option Agreement further provides that GreenWorks will issue additional common shares to Acutus once each quarter until December 31, 2006 so that Acutus will continue to own 4.99% of GreenWorks' outstanding common stock.

On April 1, 2005 James Sonageri, the sole member of Acutus Capital L.L.C., assumed the position of President of GreenWorks Engineering Corporation.

Transaction #3:  GreenWorks - Incandent

On April 1, 2005 GreenWorks entered into a Share Purchase and Sale Agreement with Incandent Capital, L.L.C. The sole member of Incandent Capital is Kevin Kreisler, GreenWorks' Chairman and Chief Technology Officer.

Pursuant to the Share Purchase and Sale Agreement, on April 1, 2005 Incandent Capital sold to GreenWorks 1,000,000 shares of Series A Preferred Stock of Incode Technologies Corp. (OTCBB: ICDT). The Series A Preferred Stock is convertible into 875,000,000 shares of Incode common stock, representing 64% of the outstanding equity in Incode. Kevin Kreisler, GreenWorks' Chairman, is Chairman of Incode Technologies Corp. James Grainer, GreenWorks' President and Chief Financial Officer, is President and Chief Financial Officer of Incode Technologies Corp. Incode Technologies Corp. is engaged in the business of operating a subscription-based Internet dating site.

The purchase price paid by GreenWorks to Incandent Capital for the Incode Technologies shares was $1.00.

Appointment of Principal Officer
--------------------------------

On April 1, 2005 GreenWorks Board of Directors elected Kevin Kreisler to serve as GreenWorks' Chief Executive Officer. Mr. Kreisler has previously served as Chairman and Chief Technology Officer of GreenWorks.

Item 9.01	Financial Statements and Exhibits

Financial Statements

Financial Statements of Veridium Corporation for the years ended December 31, 2004 and 2003 - filed as an exhibit to the Annual Report of Veridium Corporation for the year ended December 31, 2004 and incorporated herein by reference.

Financial Statements of Incode Technologies Corp. for the years ended December 31, 2004 and 2003 - filed as an exhibit to the Annual Report of Incode Technologies Corp. for the year ended December 31, 2004 and incorporated herein by reference.

                                   Exhibits

10-a Share Purchase and Sale Agreement among Viridis Capital, L.L.C., GreenShift Corporation and GreenWorks Corporation dated April 1, 2005.

10-b  Option Agreement among GreenWorks Corporation, GreenWorks
      Engineering Corporation and Acutus Capital, L.L.C. dated March 31, 2005.

10-c Form of 5% Secured Convertible Debenture issued by GreenShift Corporation to Cornell Capital Partners LP dated December 22, 2004.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENWORKS CORPORATION

Dated:  April 5, 2005               By:  /s/ Kevin Kreisler
                                    ------------------------------------------
                                    Kevin Kreisler, Chief Executive Officer